UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): SEPTEMBER 14, 2006
INN OF THE MOUNTAIN GODS RESORT AND CASINO
(Exact Name of Registrant as Specified in Charter)

Not Applicable	333-113140	75-3158926
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

287 Carrizo Canyon Road	88340
Mescalero, New Mexico	(Zip Code)
(Address of Principal Executive Offices)
Registrant’s telephone number, including area code: (505) 464-7777
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
     On September 14, 2006, The Inn of the Mountain Gods Resort and Casino (the “Company”) announced financial results for its first quarter ended July 31, 2006. A copy of the press release making this announcement is attached hereto as Exhibit 99.1 and is incorporated herein by reference. The press release includes a copy of the Company’s Investor Information Summary for its quarter ended July 31, 2006 as well as a copy of the Company’s Quarterly Financial Statements for its quarter ended July 31, 2006.
     The information in this Item 2.02 of this Current Report on Form 8-K is being furnished pursuant to Item 7.01 —“Regulation FD Disclosure” of Form 8-K. Such information, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in any such filing.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits. The following is a complete list of exhibits filed as part of this Report. Exhibit numbers correspond to the numbers in the exhibit table of Item 601 of Regulation S-K.
99.1	Press Release issued by Inn of the Mountain Gods Resort and Casino, dated September 14, 2006.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INN OF THE MOUNTAIN GODS RESORT AND CASINO

Dated: September 14, 2006	By:	/s/ Brian D. Parrish

Brian D. Parrish
Chief Executive Officer

INDEX TO EXHIBITS

Exhibit	Description

99.1	Press Release issued by Inn of the Mountain Gods Resort and Casino, dated September 14, 2006.